

               RECORDING REQUESTED BY

     DEMETRIOU, DEL GUERCIO, SPRINGER & MOYER, LLP

     AND WHEN RECORDED MAIL THIS DEED AND, UNLESS
     OTHERWISE SHOWN BELOW, MAIL TAX STATEMENT TO:

NAME

STREET
ADDRESS

CITY, STATE &
ZIP CODE

TITLE ORDER NO.             ESCROW NO.
               ------------            -----------

- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                            SPACE ABOVE THIS LINE FOR RECORDER'S USE

GRANT DEED                                               DOCUMENT TRANSFER TAX $
                                                                                 -------------------

                                                         / / computed on full value of property conveyed, or
                                                         / / computed on full value less liens and
                                                             encumbrances remaining at time of sale.

                                                         -------------------------------------------------------------
                                                         Signature of Declarant or Agent Determining Tax     Firm Name

FOR VALUABLE CONSIDERATION, receipt of which is acknowledged, I (We), DAVID GOLD AND SHERRY GOLD, HUSBAND AND WIFE, AS COMMUNITY
                                                                      ----------------------------------------------------------
                                                                                    (NAME OF GRANTOR(S))
PROPERTY grant to AU ZONE INVESTMENTS #2, L.P., a California limited partnership all that real property situated in the City of
- --------          --------------------------------------------------------------
                                       (NAME OF GRANTEE(S))
LOS ANGELES (or in an unincorporated area of)   LOS ANGELES   County, CALIFORNIA described as follows (insert legal description):
- -----------                                   ---------------         ----------
                                              (NAME OF COUNTY)          (STATE)

     LEGAL DESCRIPTION IS ATTACHED AS EXHIBIT "A" HERETO AND IS INCORPORATED HEREIN BY THIS REFERENCE

Assessor's parcel No. 5510-027-034/5

Executed on        May 2,          1996,    at
            -------------------  ----------   --------------------------------------
                                                         (City and State)

                                              /S/ DAVID GOLD
                                              --------------------------------------
                                              DAVID GOLD

STATE OF
           -----------------------            --------------------------------------

COUNTY OF                                     /S/ SHERRY GOLD
           -----------------------            --------------------------------------
                                              SHERRY GOLD
                                                                                RIGHT THUMBPRINT (Optional)
On               before me,
  -------------            --------------------------------------------         TOP OF THUMB HERE
                           (NAME/TITLE, i.e. "JANE DOE, NOTARY PUBLIC")
personally appeared
                    -----------------------------------------------------
personally known  to me  (or proved to  me on  the basis of  satisfactory evidence)  to  be the person(s)  whose name(s)  is/are subscribed  to the within  instrument  and acknowledged to me that he/she/they  executed the same in his/her/their authorized capacity(ies),
                          and that  by his/her/their signature(s)  on the
                          instrument the person(s), or  the  entity  upon       CAPACITY CLAIMED BY SIGNER(S)
                          behalf of which the  person(s) acted,  executed       / / INDIVIDUAL(S)
                          the instrument.                                       / / CORPORATE  ____________
                                                                                    OFFICER(S) ____________
                                                                                                 (TITLED)
                                                                                / / PARTNER(S)  / / LIMITED
                          WITNESS my hand and official seal.                                    / / GENERAL
                                                                                / / ATTORNEY IN FACT
                          -----------------------------------------------       / / TRUSTEE(S)
                                      (SIGNATURE OF NOTARY)                     / / GUARDIAN/CONSERVATOR
                                                                                / / OTHER _________________
MAIL TAX     (Seal)                                                                 _______________________
STATEMENTS TO:                                                                  SIGNER IS REPRESENTING:
               ------------------------------------------------------------     NAME OF PERSON(S) OR WITNESS(S)
                                                                                ___________________________
               ------------------------------------------------------------     ___________________________
Before you use this  form, fill  in all  blanks, and  make whatever changes     -C- 1994, WOLCOTTS FORMS, INC.
are appropriate  and necessary to  your particular  transaction. Consult  a lawyer if you doubt the form's  fitness for your purpose and use.  Wolcotts makes no representation or  warranty, express  or implied, with respect  to the merchantability or fitness of this form for an intended use or purpose.

WOLCOTTS FORM 778 - Rev. 3-94a (price class 3A)               [BAR CODE]
GRANT DEED                                                 3  677539778  9




                                   EXHIBIT "A"


LOTS 40 AND 41 IN BLOCK 1 OF TRACT 7555, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 80 PAGES 51 THROUGH 53 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT ALL OIL, GAS AND MINERALS WITHIN OR UNDERLYING, OR WHICH MAY BE PRODUCED FROM THAT PORTION LYING BELOW A DEPTH OF 500 FEET MEASURED VERTICALLY FROM THE PRESENT SURFACE OF SAID LAND, BUT WITHOUT THE RIGHT OF SURFACE ENTRY, AS GRANTED TO FRANCES S. MONTGOMERY II AND PINE TREE COMPANY, A LIMITED PARTNERSHIP, EACH AS TO AN UNDIVIDED 1/2 INTEREST BY DEED RECORDED JUNE 19, 1972 AS INSTRUMENT NO. 3342.